Exhibit 10(e)

AMENDMENT NO. 4 TO THE CBS EXCESS 401(K) PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART A – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2005 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of October 2, 2017:

1.Section 5.3(b) of the Plan is hereby deleted in its entirety and amended and restated as follows:
“(b)     (i) For a Participant who terminates prior to January 1, 2017, if a Participant elects (or is deemed to elect) a single lump sum Joint Payment Option payable in the first calendar year following the calendar year in which the Participant terminates employment, no additional adjustments will be made to the Participant's Account after December 31st of the calendar year in which the Participant terminates employment. For a Participant who terminates prior to January 1, 2017, if a Participant elects a single lump sum Joint Payment Option payable in the second, third, fourth or fifth calendar year following the calendar year in which the Participant terminates employment, the Participant's Account shall be credited with earnings based on the rate of return in the Fixed Income Fund (or any successor fund) beginning January 1st of the calendar year following the year in which the Participant terminates employment and continuing through the date upon which the single lump sum is paid.
(ii) For a Participant who terminates on or after January 1, 2017, if a Participant elected (or is deemed to elect) a single lump sum Joint Payment Option payable in the first calendar year following the calendar year in which the Participant terminates employment, or if the Participant elects a single lump sum Joint Payment Option payable in the second, third, fourth or fifth calendar year following the calendar year in which the Participant terminates employment, the Participant's Account shall be credited with earnings and/or losses until such time as the date upon which the single lump sum is paid.”
2.Section 5.3(c) of the Plan is hereby deleted in its entirety and amended and restated as follows:
“(c)     (i) For a Participant who terminates prior to January 1, 2017, if a Participant elects annual payments, no additional adjustments will be made to any amount payable in the first calendar year following the year in which the Participant terminates employment. For a Participant who terminates prior to January 1, 2017, for any annual payments made in the second, third, fourth or fifth year following the calendar year in which the Participant terminates employment, the Participant's Account shall be credited with earnings based on the rate of return in the Fixed Income Fund (or any successor fund) beginning January 1st of the calendar year following the year in which the Participant terminates employment and continuing through the date upon which each payment is paid.
(ii) For a Participant who terminates on or after January 1, 2017, if a Participant elects annual payments, the Participant's Account shall be credited with earnings and/or losses until such time as the date upon which the applicable annual payment is paid. Notwithstanding the foregoing, for a Participant who, prior to October 2, 2017, elected unequal annual installment payments, the determination of each installment payment prior to the final installment payment shall be made by reference to the Participant’s account value as of December 31 of the year prior to the year in which the installment payment is being made, with the final installment to be determined based upon the Participant’s Account at the time such annual payment is paid.”

Exhibit 10(e)

AMENDMENT NO. 6 TO THE CBS EXCESS 401(K) PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART B – AMENDMENT AND RESTATEMENT AS OF JANUARY 1, 2009 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of October 2, 2017:

1.	Section 6.2(b) of the Plan is hereby deleted in its entirety and amended and restated as follows:
“(b)    (i)     For a Participant who experiences a Separation from Service prior to January 1, 2017, if a Participant elects (or is deemed to elect) to have his Post-2004 Subaccount distributed in a single lump sum, the Participant’s Post-2004 Subaccount shall be credited with earnings based on the rate of return in the Fixed Income Fund (or any successor fund) beginning January 1st of the calendar year following the calendar year in which the Participant experiences a Separation from Service that results in the Participant’s Post-2004 Subaccount becoming payable, and continuing through the date upon which such single lump sum payment is paid.
(ii) For a Participant who experiences a Separation from Service on or after January 1, 2017, if a Participant elects (or is deemed to elect) to have his Post-2004 Subaccount distributed in a single lump sum, the Participant’s Post-2004 Subaccount shall be credited with earnings and/or losses until such time as the date upon which the single lump sum payment is paid.”
2.Section 6.2(c) of the Plan is hereby deleted in its entirety and amended and restated as follows:
“(c)    (i) For a Participant who experiences a Separation from Service prior to January 1, 2017, if a Participant elects to have his Post-2004 Subaccount distributed in Annual Payments, the Participant’s Post-2004 Subaccount shall be credited with earnings based on the rate of return in the Fixed Income Fund (or any successor fund) beginning January 1st of the calendar year following the calendar year in which the Participant experiences a Separation from Service that results in the Participant’s Post-2004 Subaccount becoming payable, and continuing through the date upon which such Annual Payment is paid.
(ii) For a Participant who experiences a Separation from Service on or after January 1, 2017, if a Participant elects to have his Post-2004 Subaccount distributed in Annual Payments, the Participant’s Post-2004 Subaccount shall be credited with earnings and/or losses until such time as the date upon which each Annual Payment is paid. Notwithstanding the foregoing, for a Participant who, prior to October 2, 2017, elected unequal Annual Payments, the determination of each installment payment prior to the final installment payment shall be made by reference to the

Participant’s account value as of December 31 of the year prior to the year in which the installment payment is being made, with the final installment to be determined based upon the Participant’s Account at the time such annual payment is paid.”
3.Section 7.1(b)(i) of the Plan is hereby amended to add the following at the end thereof:
“Effective as of October 2, 2017, if a Participant elects to receive Annual Payments over a period of two or more years, such Annual Payments shall be made in substantially equal annual installments, and the Participant shall not be able to designate a specific percentage of his Post-2004 Subaccount to be distributed in each year.”